As filed with the Securities and Exchange Commission on December 23, 2005

Registration No. 333-93793

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT TO FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Georgia-Pacific Corporation

(Exact name of Registrant as specified in its charter)

GEORGIA	93-0432081
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

133 Peachtree Street, N.E.

Atlanta, GA 30303

(404) 652-4000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

JAMES F. KELLEY

Executive Vice President and General Counsel

GEORGIA-PACIFIC CORPORATION

133 Peachtree Street, N.E.

Atlanta, GA 30303

(404) 652-4000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment relates to the Registration Statement on Form S-8, Registration No. 333-93793, filed on December 29, 1999, pertaining to Georgia-Pacific Group Common Stock.

The undersigned Registrant hereby removes and withdraws from registration all securities registered pursuant to this Registration Statement which remain unissued.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and Rule 478 thereunder, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on December 23, 2005.

GEORGIA-PACIFIC CORPORATION

By:	/s/ William C. Smith III
Name: William C. Smith III
Title: Secretary